EXHIBIT 32.1

                 Certification Pursuant to 18 U.S.C Section 1350
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of AngelCiti Entertainment, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Gutierrez, Chief Executive Officer of the Company, and Dean Ward, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: May 23, 2005                 /s/ George Gutierrez
                                    -----------------------------------------
                                    George Gutierrez, Chief Executive Officer


Dated: May 23, 2005                 /s/ Dean Ward
                                    -----------------------------------------
                                    Dean Ward, Chief Financial Officer